                                                                    Exhibit 31.2

                      CHIEF FINANCIAL OFFICER CERTIFICATION

I, Kumar  Gursahaney,  Chief Financial Officer of AmCOMP  Incorporated,  certify that:

      1.    I  have   reviewed  this  annual  report  on  Form  10-K  of  AmCOMP
            Incorporated;

      2.    Based on my  knowledge,  this  report  does not  contain  any untrue statement  of a  material  fact  or omit to  state a  material  fact necessary to make the statements made, in light of the circumstances under which such  statements  were made, not misleading with respect to the period covered by this report;

      3.    Based on my knowledge, the financial statements, and other financial information included in this report,  fairly present in all material respects the financial  condition,  results of  operations  and cash flows of the  registrant  as of, and for,  the periods  presented in this report;

      4.    The registrant's  other certifying officer and I are responsible for establishing and maintaining  disclosure controls and procedures (as defined in  Exchange  Act Rules  13a-15(e)  and  15d-15(e))  for the
            registrant and have:

                        a) Designed such disclosure controls and procedures,  or
                  caused such disclosure  controls and procedures to be designed under our  supervision,  to ensure that  material  information
                  relating  to  the  registrant,   including  its   consolidated
                  subsidiaries,  is made  known  to us by  others  within  those entities,  particularly during the period in which this report is being prepared;

                        b) [Reserved]

                        c)  Evaluated  the  effectiveness  of  the  registrant's
                  disclosure  controls  and  procedures  and  presented  in this
                  report  our  conclusions   about  the   effectiveness  of  the
                  disclosure  controls  and  procedures,  as of  the  end of the period covered by this report based on such evaluation; and

                        d)   Disclosed   in  this   report  any  change  in  the
                  registrant's  internal  control over financial  reporting that occurred  during the  registrant's  most recent fiscal quarter
                  (the  registrant's  fourth  quarter  in the case of an  annual report) that has materially affected,  or is reasonably likely to materially affect,  the registrant's  internal control over financial reporting; and

      5.    The  registrant's  other  certifying  officer and I have  disclosed, based  on our  most  recent  evaluation  of  internal  control  over financial  reporting,  to the  registrant's  auditors  and the audit committee of the registrant's board of directors:

                        a) all significant  deficiencies and material weaknesses
                  in the design or operation of internal  control over financial reporting which are reasonably  likely to adversely affect the registrant's ability to record, process,  summarize and report financial information; and

                        b) any fraud,  whether or not  material,  that  involves
                  management or other  employees who have a significant  role in the registrant's internal control over financial reporting.

Date: March 30, 2006

                        /s/ Kumar Gursahaney
                        -------------------------------------------------
                        Kumar Gursahaney
                        Senior Vice President and Chief Financial Officer